Exhibit 13.1

                           Form of 906 Certification



June 30, 2004

Securities and Exchange Commission
450 Fifth Street, N.W
Washington, D.C. 20549

Ladies and Gentlemen:

     The certification set forth below is being submitted to the Securities and Exchange Commission solely for the purpose of complying with Section 1350 of Chapter 63 of Title 18 of the United States Code. This certification is not to be deemed filed pursuant to the Securities Exchange Act of 1934 and does not constitute a part of the Annual Report on Form 20-F (the "Report") accompanying this letter.

     Gustavo Alcalde, the Chief Executive Officer, Maria Paz Yanez, the Planning and Control Manager and Gabriel Galaz, the Accounting and Consolidation Manager, of Administradora de Fondos de Pensiones Provida S.A., each certifies that, to the best of his knowledge:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Administradora de Fondos de Pensiones Provida S.A.



                                        /s/ Gustavo Alcalde L.
                                        ---------------------------------------
                                        Name:  Gustavo Alcalde L.
                                        Chief Executive Officer
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                                        /s/ Maria Paz Yanez
                                        ---------------------------------------
                                        Name: Maria Paz Yanez M.
                                        Planning and Control Manager
                                        ---------------------------------------


                                        /s/ Gabriel Galaz G.
                                        ---------------------------------------
                                        Name: Gabriel Galaz G.
                                        Accounting and Consolidation Manager
                                        ---------------------------------------